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                            [SOUND SHORE FUND LOGO]
            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758
================================================================================

                                                             September 30, 2004
Dear Shareholder:

     The Sound Shore Fund ended September 30, 2004 with a net asset value of $35.21, for a total return gain of 0.08% for the quarter. This result, while exceedingly modest, bested the broad market averages such as the Standard & Poor's 500 Index ("S&P 500") and the Dow Jones Industrial Average ("DJIA"), which declined -1.87% and -2.89%, respectively. Since January 1, 2004, the Fund has gained 5.15% versus 1.51% and -2.10%, respectively, for the two averages. Similarly, for the 12 months ending September 30, 2004, the Fund has surpassed the averages, rising 18.94%, while the S&P 500 and DJIA are up 13.87% and 11.01%, respectively. From the first quarter of 2000, near the peak in the S&P 500, the Fund has appreciated 33.41%, versus a decline in the S&P 500 of -20.32%.

     WE ARE REQUIRED BY THE SEC TO SAY THAT: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15 YEAR COMPOUND ANNUAL TOTAL RETURN RATES FOR THE PERIODS ENDED SEPTEMBER 30, 2004 WERE 18.94%, 8.42%, 12.99%, AND 11.86%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

     Two of the top five performers for the Fund in the quarter were in the energy sector, where we have had positive exposure to rising energy prices. These stocks benefited both from favorable (for producers) energy markets -- crude oil prices nearing $50 per barrel and natural gas prices above $6 per thousand cubic feet -- and, even more importantly, from company specific factors which fit our bottom-up analytical process. Halliburton Co. advanced on strong pricing trends in its oil services group and also by announcing plans to potentially spin-off or sell its engineering business unit in 2005. El Paso Corp. released its long awaited 2003 10-K, confirming its improving liquidity and balance sheet. Away from energy, Countrywide Financial Corp. again bucked the broader decline in financials by reporting strong monthly mortgage servicing and origination trends. Aetna, Inc. and CenturyTel, Inc. benefited from positive earnings surprises and rising near-term earnings expectations.

     Mid-year concern about the economic expansion and, in particular, the US consumer, had a negative impact on several stocks, but the largest detractors seemed to decline on company specific issues. Competitive concerns impacted Interpublic Group of Cos., Inc. and Nokia Corp., as well as Safeway, Inc., whose post-strike recovery has been disappointing. SPX Corp. dropped on investors' worries over rising material cost and a slowing industrial economy. Hewlett-Packard Co.'s performance reflected concerns about its server business.

     Recent data points indicate moderating expectations for both the US economic expansion and forward earnings growth. The consensus S&P 500 operating earnings growth of 7% for 2005 contrasts with EPS gains of 17% and 15% for 2004 and 2003, respectively. Regardless of this tepid fundamental backdrop, stocks remain relatively appealing given limited competition from interest rates that continue to reflect subdued inflationary pressures.

     Last quarter we noted that the relative tranquility of the equity market belied impressive corporate profit growth. Volatility has continued at near record lows (so far this year, the high for the S&P 500 is just 9% above its low versus a 28% average for the past 50 years), curiously implying that investors remain copacetic despite a long list of election year uncertainties. These include the waning impact of last year's fiscal stimulus, monetary tightening by the Fed, the dampening effect of a significant energy "tax" on personal consumption and the daily specter of terrorism.

     Reference is often made to wind and weather conditions when assessing the investment outlook (headwinds, tailwinds, unsettled, stormy and the like). From this perspective, the current environment, with

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its lack of volatility, decelerating earnings growth, and modest inflation would probably best be described as windless -- great for badminton, horrible for sailing, and more favorable for stock picking than momentum following. The focus by many market participants on short-term results often prevents them from seizing opportunities available to more patient investors. As always, we remain diligent and invested in companies we believe offer better than market opportunities. As has been the case historically, the P/E of approximately 14x for the Sound Shore Fund portfolio on the next four quarters compares favorably to the slightly over 16x P/E of the S&P 500.

     As always, we thank you for your investment alongside us in the Fund.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

     THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DJIA CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     PERCENT OF NET ASSETS AS OF 9/30/04: AETNA, INC.: 3.03%; CENTURYTEL,  INC.:
3.05%;  COUNTRYWIDE  FINANCIAL CORP.: 3.30%; EL PASO CORP.:  3.08%;  HALLIBURTON
CO.: 3.13%; HEWLETT-PACKARD CO.: 1.66%; INTERPUBLIC GROUP OF COS., INC.: 2.76%; NOKIA CORP.: 0.00%; SAFEWAY, INC.: 1.77%; AND SPX CORP.: 2.69%.

     THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 9/30/04 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND (II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORUM FUND SERVICES, LLC. (10/04)

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      SOUND SHORE FUND, INC.
      STATEMENT OF NET ASSETS
      SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

                                                           SHARE          MARKET
                                                           AMOUNT         VALUE
                                                         -----------  ---------------
      COMMON STOCK (93.1%)
      -------------------------------------------------------------------------------
      BANKS (6.0%)
      Comerica, Inc.                                        661,000    $    39,230,350
      U.S. Bancorp                                        1,572,500         45,445,250
                                                                       ---------------
                                                                            84,675,600
                                                                       ---------------
      CONSUMER DISCRETIONARY (17.6%)
      Dana Corp.                                          1,311,500         23,200,435
      DIRECTV Group, Inc. +                               1,353,000         23,799,270
      Honda Motor Co., Ltd. ADR                           1,163,000         28,330,680
      Interpublic Group of Cos., Inc. +                   3,656,000         38,717,040
      Liberty Media Corp., Class A +                      5,167,000         45,056,240
      McDonald's Corp.                                    1,285,000         36,018,550
      Time Warner, Inc. +                                 2,254,000         36,379,560
      TRW Automotive Holdings Corp. +                       773,500         14,580,475
                                                                       ---------------
                                                                           246,082,250
                                                                       ---------------
      CONSUMER STAPLES (1.8%)
      Safeway, Inc. +                                     1,286,000         24,832,660
                                                                       ---------------

      ENERGY (14.7%)
      ConocoPhillips                                        449,000         37,199,650
      Devon Energy Corp.                                    609,000         43,245,090
      El Paso Corp.                                       4,699,000         43,183,810
      Halliburton Co.                                     1,303,500         43,914,915
      Marathon Oil Corp.                                    942,500         38,906,400
                                                                       ---------------
                                                                           206,449,865
                                                                       ---------------
      HEALTH CARE (14.0%)
      Aetna, Inc.                                           424,500         42,420,285
      Baxter International, Inc.                          1,186,500         38,157,840
      Cigna Corp.                                          625,500         43,553,565
      Laboratory Corp. of America Holdings +                875,500         38,276,860
      Thermo Electron Corp. +                             1,260,500         34,058,710
                                                                       ---------------
                                                                           196,467,260
                                                                       ---------------

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      SOUND SHORE FUND, INC.
      STATEMENT OF NET ASSETS (CONTINUED)
      SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

                                                            SHARE          MARKET
                                                            AMOUNT         VALUE
                                                          -----------  ---------------
      INDUSTRIALS (10.1%)
      L-3 Communications Holdings, Inc.                        424,000 $    28,408,000
      SPX Corp.                                              1,063,500      37,647,900
      Tyco International Ltd.                                1,346,000      41,268,360
      Waste Management, Inc.                                 1,229,500      33,614,530
                                                                       ---------------
                                                                           140,938,790
                                                                       ---------------
      INSURANCE (10.2%)
      AMBAC Financial Group, Inc.                              511,500      40,894,425
      Berkshire Hathaway, Inc., Class A +                          724      62,734,600
      Chubb Corp.                                              566,000      39,778,480
                                                                       ---------------
                                                                           143,407,505
                                                                       ---------------
      MATERIALS (2.6%)
      Georgia-Pacific Corp.                                  1,028,000      36,956,600
                                                                       ---------------

      MORTGAGE (7.5%)
      Countrywide Financial Corp.                            1,175,000      46,283,250
      Federal Home Loan Mortgage Corp.                         892,500      58,226,700
                                                                       ---------------
                                                                           104,509,950
                                                                       ---------------
      PHARMACEUTICALS (2.0%)
      Watson Pharmaceuticals, Inc. +                          970,000      28,576,200
                                                                       ---------------

      TECHNOLOGY (3.2%)
      Hewlett Packard Co.                                    1,240,000      23,250,000
      Texas Instruments, Inc.                                  987,500      21,014,000
                                                                       ---------------
                                                                            44,264,000
                                                                       ---------------
      TELECOMMUNICATIONS (3.4%)
      CenturyTel, Inc.                                       1,246,500      42,680,160
      Citizens Communications Co.                              413,000       5,530,070
                                                                       ---------------
                                                                            48,210,230
                                                                       ---------------
      TOTAL COMMON STOCK (COST $1,070,136,198)                         $ 1,305,370,910
                                                                       ---------------

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      SOUND SHORE FUND, INC.
      STATEMENT OF NET ASSETS (CONTINUED)
      SEPTEMBER 30, 2004 (UNAUDITED)
================================================================================

                                                            SHARE          MARKET
                                                            AMOUNT         VALUE
                                                          -----------  ---------------
MONEY MARKET FUNDS (6.7%)
--------------------------------------------------------------------------------------
      Citi/SM/ Institutional Liquid Reserves, Class A      69,408,750  $    69,408,750
      Citi/SM/ Institutional Cash Reserves, Class O        23,796,587       23,796,587
                                                                       ---------------
      TOTAL MONEY MARKET FUNDS (COST $93,205,337)                      $    93,205,337
                                                                       ---------------
      TOTAL INVESTMENTS (99.8%) (COST $1,163,341,535)                  $ 1,398,576,247
      OTHER ASSETS LESS LIABILITIES (0.2%)                                   2,416,658
                                                                       ---------------
      NET ASSETS (100.0%) (39,785,814 SHARES OUTSTANDING)              $ 1,400,992,905
                                                                       ===============
      NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)        $         35.21
                                                                       ===============

      + Non-income producing security.
      ADR -- American Depository Receipt.

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[SOUND SHORE FUND LOGO]

INVESTMENT ADVISER

Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT

Forum Shareholder Services, LLC
Portland, Maine

CUSTODIAN

Citibank, N.A.
New York, New York

COUNSEL

Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general                QUARTERLY LETTER TO
information of the shareholders of the Fund. It         SHAREHOLDERS
is not authorized for distribution to prospective       (UNAUDITED)
investors in the Fund unless preceded or
accompanied by an effective prospectus,                 SEPTEMBER 30, 2004
which includes information regarding the
Fund's objectives and polices, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.                                  (SOUND
                                                         SHORE
Two Portland Square                                      FUND LOGO)
Portland, ME 04101
http://www.soundshorefund.com


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